EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CGS International, Inc. (the "Company") on Form 10-K for the fiscal period ended April 30, 2022 (the "Report"), I, Ramon Mabanta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: August 15, 2022	By:	/s/ Ramon Mabanta
President, Secretary, Treasurer,
Chief Financial Officer and Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)